FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD RESULTS

Record Fourth Quarter Revenue and Adjusted Earnings Per Share

Completes Most Profitable Year in Company History

Fourth Quarter 2014	Twelve Months 2014

•	Revenue Increases 16.3% to $4.4 Billion

•	Revenue Increases 18.9% to $17.2 Billion

• Same-store Retail Revenue Increases
8.3%

• Same-store Retail Revenue Increases 11.7%

• Adjusted Income from Continuing

• Adjusted Income from Continuing
Operations Increases 13.8% to $71.0 Million	Operations Increases 18.9% to $295.7 Million

• Adjusted Earnings Per Share from

• Adjusted Earnings Per Share from
Continuing Operations Increases 14.5% to $0.79	Continuing Operations Increases 18.9% to $3.27

• Adjusted EBITDA Increases 16.1% to

• Adjusted EBITDA Increases 18.7% to
$138.8 Million	$568.8 Million
BLOOMFIELD HILLS, MI, February 11, 2015 – Penske Automotive Group, Inc. (NYSE:PAG), an
international transportation services company, announced today that adjusted fourth quarter 2014 income from continuing operations increased 13.8% to $71.0 million, and adjusted earnings per share increased 14.5% to $0.79 when compared to the same period last year. As more fully described in the attached tables, adjusted income from continuing operations and adjusted earnings per share
exclude a non-cash $16.0 million, or $0.10 per share, gain on an investment.	On a reported basis,
fourth quarter income from continuing operations increased 29.3% to $80.7 million and related earnings per share from continuing operations increased 29.0% to $0.89.

“Our retail automotive dealership business produced another strong quarter across both the U.S. and the U.K.,” said Penske Automotive Group Chairman Roger S. Penske. “Same-store retail revenue increased 8.3% and we had a 90-basis-point increase in our service and parts gross margin to 59.7%, which helped drive another record quarter for our business. Strong results across the retail automotive dealership business and our U.S.-based commercial vehicle dealership business were partially offset by our Australian operations which were impacted by challenging economic conditions and post-acquisition restructuring costs within the Power Systems business.”

Total revenue increased 16.3% to $4.4 billion. The revenue increase was driven by a 10.5% increase in total retail unit sales, including a 6.8% increase on a same-store basis. Gross profit improved 15.4% to $659 million while operating income increased 11.6% to $119 million.

Automotive Retail Highlights of the Fourth Quarter

•	Total Retail Unit Sales Increased 10.5% to 98,251

•	+8.0% in the United States; +16.9% Internationally

•	New unit retail sales +11.7%

•	Used unit retail sales +9.2%

•	Same-store Retail Revenue Increased +8.3%

•	New +8.8%; Used +8.0%; Finance & Insurance +10.1%; Service and Parts +6.2%

•	+5.0% in the United States; +14.8% Internationally

•	Average Transaction Price Per Unit

•	New $40,642; +0.8%

•	Used $27,035; +1.5%

•	Average Gross Profit Per Unit

•	New $3,185, -$58/unit; Gross Margin 7.8%, -20 basis points

•	Used $1,659, -$92/unit; Gross Margin 6.1%, -50 basis points

•	Finance & Insurance $1,070, +$29/unit

Penske continued, “We completed the most profitable year in the history of our company, generated another year of strong cash flow and solidified our balance sheet. The retail automotive and commercial truck markets remain robust and we remain optimistic about the future growth and profitability opportunities for our company.”

For the twelve months ended December 31, 2014, total revenue increased 18.9% to $17.2 billion. The revenue increase was driven by an 11.0% increase in total retail unit sales, including 6.7% on a same-store basis. For the year, same-store retail revenue growth was 11.7%. Adjusted twelve months 2014 income from continuing operations increased 18.9% to $295.7 million, and related adjusted earnings per share increased 18.9% to $3.27, when compared to the same period last year. As more fully described in the attached tables, adjusted income from continuing operations and adjusted earnings per share exclude a non-cash $16.0 million, or $0.10 per share, gain on an investment. Reported income from continuing operations increased 22.7% to $305.4 million and related earnings per share increased 22.9% to $3.38 per share when compared to the same period last year.

Acquisitions

For the year ended December 31, 2014, the company acquired over one billion in annualized revenues across its footprint as follows:

•	Retail automotive: $225 million

•	Commercial vehicle dealerships: $600 to $700 million

•	Commercial vehicle distribution: $200 to $225 million

In the first quarter of 2015, the company announced that it acquired two commercial vehicle dealerships, Freightliner of Knoxville and Freightliner of Chattanooga, which are expected to contribute estimated annualized revenues of approximately $200 million. Additionally, the company acquired a Land Rover retail automotive dealership located in Darien, Connecticut, with estimated annualized revenues of approximately $50 million.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the fourth quarter of 2014 on February 11, 2015, at 2:00 p.m. Eastern Standard Time. To listen to the conference call, participants must dial (800) 288-8975 [International, please dial (612) 332-0636]. The call will also be simultaneously broadcast over the Internet through the Investors Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the fourth quarter and full-year 2014 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates retail automotive and commercial vehicle dealerships principally in the United States and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 21,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted income from continuing operations, adjusted earnings per share from continuing operations, earnings before interest, taxes, depreciation and amortization (“EBITDA”), and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2013, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
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Inquiries should contact:

David K. Jones Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2800 dave.jones@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

# # #

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
				Increase/			Increase/
	2014		2013	(Decrease)	2014	2013	(Decrease)
Revenue	$4,410.1		$3,793.3	16.3%	$17,177.2	$14,443.9	18.9%
Cost of Sales	3,751.4	?	3,222.3	16.4%	14,603.5	12,246.9	19.2%

Gross Profit	$658.7	?	$571.0	15.4%	$2,573.7	$2,197.0	17.1%
SG&A Expenses	519.7	?	447.7	16.1%	1,999.6	1,705.6	17.2%
Depreciation	19.6		16.3	20.2%	70.0	59.6	17.4%

Operating Income	$119.4		$107.0	11.6%	$504.1	$431.8	16.7%
Floor Plan Interest Expense	(12.3)		(11.9)	3.4%	(46.1)	(43.1)	7.0%
Other Interest Expense	(15.5)		(11.0)	40.9%	(52.8)	(45.2)	16.8%
Equity in Earnings of Affiliates	12.1		8.2	47.6%	40.8	30.7	32.9%
Gain on Investment	16.0		—	nm	16.0	—	nm

Income from Continuing Operations Before Income Taxes	$119.7		$92.3	29.7%	$462.0	$374.2	23.5%
Income Taxes	(37.6)		(29.4)	27.9%	(153.2)	(123.9)	23.6%

Income from Continuing Operations	$82.1		$62.9	30.5%	$308.8	$250.3	23.4%
Loss from Discontinued Operations, net of tax	(8.9)		(3.2)	178.1%	(18.7)	(4.6)	306.5%

Net Income	$73.2		$59.7	22.6%	$290.1	$245.7	18.1%
Less: Income Attributable to Non-Controlling Interests	1.4		0.5	180.0%	3.4	1.5	126.7%

Net Income Attributable to Common Shareholders	$71.8		$59.2	21.3%	$286.7	$244.2	17.4%

Income from Continuing Operations Per Share	$0.89		$0.69	29.0%	$3.38	$2.75	22.9%

Income Per Share	$0.80		$0.66	21.2%	$3.17	$2.70	17.4%

Weighted Average Shares Outstanding	90,263,149		90,378,532	-0.1%	90,354,839	90,330,621	—

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$82.1		$62.9	30.5%	$308.8	$250.3	23.4%
Less: Income Attributable to Non-Controlling Interests	1.4		0.5	180.0%	3.4	1.5	126.7%

Income from Continuing Operations, net of tax	$80.7		$62.4	29.3%	$305.4	$248.8	22.7%
Loss from Discontinued Operations, net of tax	(8.9)		(3.2)	178.1%	(18.7)	(4.6)	306.5%

Net Income Attributable to Common Shareholders	$71.8		$59.2	21.3%	$286.7	$244.2	17.4%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	December 31,	December 31,
	2014	2013
Assets:
Cash and Cash Equivalents	$36.3	$50.3
Accounts Receivable, Net	701.4	594.9
Inventories	2,819.2	2,501.4
Other Current Assets	124.7	87.7
Assets Held for Sale	186.1	253.8

Total Current Assets	3,867.7	3,488.1
Property and Equipment, Net	1,328.8	1,119.5
Intangibles	1,652.5	1,430.1
Other Long-Term Assets	379.2	377.8

Total Assets	$7,228.2	$6,415.5

Liabilities and Equity:
Floor Plan Notes Payable	$1,812.6	$1,671.9
Floor Plan Notes Payable – Non-Trade	920.5	900.9
Accounts Payable	417.6	369.0
Accrued Expenses	310.3	260.9
Current Portion Long-Term Debt	36.6	14.5
Liabilities Held for Sale	132.7	166.5

Total Current Liabilities	3,630.3	3,383.7
Long-Term Debt	1,316.0	981.8
Other Long-Term Liabilities	600.7	527.9

Total Liabilities	5,547.0	4,893.4
Equity	1,681.2	1,522.1

Total Liabilities and Equity	$7,228.2	$6,415.5

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Geographic Revenue Mix:
U.S.	63.7%	63.9%	60.8%	64.0%
U.K.	31.4%	31.6%	35.0%	34.0%
Other International	4.9%	4.5%	4.2%	2.0%

Total	100.0%	100.0%	100.0%	100.0%

Revenue Mix:
New Vehicles	49.9%	51.5%	50.5%	52.0%
Used Vehicles	27.0%	28.4%	28.8%	29.0%
Finance and Insurance	2.4%	2.4%	2.5%	2.6%
Service and Parts	9.8%	10.4%	10.0%	10.6%
Fleet and Wholesale	4.9%	4.6%	4.9%	4.7%

Retail Automotive	94.0%	97.3%	96.7%	98.9%
Commercial Vehicle and Other	6.0%	2.7%	3.3%	1.1%

Total	100.0%	100.0%	100.0%	100.0%

Gross Profit Mix:
New Vehicles	26.2%	27.5%	26.1%	26.3%
Used Vehicles	11.1%	12.4%	13.0%	14.0%
Finance and Insurance	16.0%	16.2%	16.9%	16.9%
Service and Parts	39.0%	40.6%	39.6%	41.3%
Fleet and Wholesale	0.1%	0.3%	0.4%	0.4%

Retail Automotive	92.4%	97.0%	96.0%	98.9%
Commercial Vehicle and Other	7.6%	3.0%	4.0%	1.1%

Total	100.0%	100.0%	100.0%	100.0%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Increase/			Increase/
	2014	2013	(Decrease)	2014	2013	(Decrease)
Operating Items as a Percentage of Revenue:
Gross Profit	14.9%	15.1%	-20 bps	15.0%	15.2%	-20 bps
Selling, General and Administrative Expenses	11.8%	11.8%	—	11.6%	11.8%	-20 bps
Operating Income	2.7%	2.8%	-10 bps	2.9%	3.0%	-10 bps
Inc. From Cont. Ops. Before Inc. Taxes	2.7%	2.4%	+30 bps	2.7%	2.6%	+10 bps
Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	78.9%	78.4%	+50 bps	77.7%	77.6%	+10 bps
Operating Income	18.1%	18.7%	-60 bps	19.6%	19.7%	-10 bps

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2014	2013	Increase/ (Decrease)	2014	2013	Increase/ (Decrease)
(Amounts in Millions)
EBITDA*	$154.8	$119.6	29.4%	$584.8	$479.0	22.1%
Adjusted EBITDA*	$138.8	$119.6	16.1%	$568.8	$479.0	18.7%
Rent Expense	$48.8	$45.2	8.0%	$190.2	$172.8	10.1%
Floorplan Credits	$6.9	$6.2	11.3%	$28.8	$25.7	12.1%

*	See the following Non-GAAP reconciliation tables

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Dealership Operations
Selected Data
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2014	2013	Increase/ (Decrease)	2014	2013	Increase/ (Decrease)
Total Retail Automotive Dealership Units:
New Retail	54,168	48,511	11.7%	216,462	195,477	10.7%
Used Retail	44,083	40,370	9.2%	181,894	163,247	11.4%

Total Retail	98,251	88,881	10.5%	398,356	358,724	11.0%

Same-Store Retail Automotive Dealership Units:
New Same-Store Retail	51,900	48,175	7.7%	205,473	193,915	6.0%
Used Same-Store Retail	42,457	40,204	5.6%	173,648	161,310	7.6%

Total Same-Store Retail	94,357	88,379	6.8%	379,121	355,225	6.7%

Retail Automotive Dealership Revenue: (Amounts in Millions)
New Vehicles	$2,201.5	$1,955.4	12.6%	$8,672.6	$7,506.6	15.5%
Used Vehicles	1,191.8	1,075.6	10.8%	4,947.0	4,187.5	18.1%
Finance and Insurance, Net	105.1	92.5	13.6%	435.8	370.2	17.7%
Service and Parts	430.4	394.2	9.2%	1,712.6	1,528.6	12.0%
Fleet and Wholesale	217.9	172.4	26.4%	834.7	698.4	19.5%

Total	$4,146.7	$3,690.1	12.4%	$16,602.7	$14,291.3	16.2%

Retail Automotive Dealership Gross Profit: (Amounts in Millions)
New Vehicles	$172.5	$157.3	9.7%	$672.5	$578.6	16.2%
Used Vehicles	73.2	70.7	3.5%	334.8	306.5	9.2%
Finance and Insurance, Net	105.1	92.5	13.6%	435.8	370.2	17.7%
Service and Parts	257.0	231.9	10.8%	1,019.2	906.9	12.4%
Fleet and Wholesale	1.0	1.6	-37.5%	9.6	10.6	-9.4%

Total	$608.8	$554.0	9.9%	$2,471.9	$2,172.8	13.8%

Retail Automotive Dealership Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,114.0	$1,942.2	8.8%	$8,233.4	$7,439.6	10.7%
Used Vehicles	1,157.9	1,071.7	8.0%	4,753.6	4,143.3	14.7%
Finance and Insurance, Net	101.0	91.7	10.1%	418.3	368.7	13.5%
Service and Parts	416.4	392.2	6.2%	1,634.9	1,512.8	8.1%

Total Same-Store Retail	$3,789.3	$3,497.8	8.3%	$15,040.2	$13,464.4	11.7%

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Dealership Operations
Selected Data
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Revenue Mix Percentages:
New Vehicles	53.1%	53.0%	52.3%	52.5%
Used Vehicles	28.7%	29.1%	29.8%	29.3%
Finance and Insurance, Net	2.5%	2.5%	2.6%	2.6%
Service and Parts	10.4%	10.7%	10.3%	10.7%
Fleet and Wholesale	5.3%	4.7%	5.0%	4.9%

Total	100.0%	100.0%	100.0%	100.0%

Gross Profit Mix Percentages:
New Vehicles	28.3%	28.4%	27.2%	26.6%
Used Vehicles	12.0%	12.8%	13.6%	14.1%
Finance and Insurance, Net	17.3%	16.7%	17.6%	17.0%
Service and Parts	42.2%	41.8%	41.2%	41.8%
Fleet and Wholesale	0.2%	0.3%	0.4%	0.5%

Total	100.0%	100.0%	100.0%	100.0%

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2014	2013	Increase/ (Decrease)	2014	2013	Increase/ (Decrease)
Average Revenue per Vehicle Retailed:
New Vehicles	$40,642	$40,309	0.8%	$40,065	$38,401	4.3%
Used Vehicles	$27,035	$26,644	1.5%	$27,197	$25,652	6.0%
Gross Profit per Vehicle Retailed:
New Vehicles	$3,185	$3,243	-1.8%	$3,106	$2,960	4.9%
Used Vehicles	$1,659	$1,751	-5.3%	$1,841	$1,878	-2.0%
Finance and Insurance	$1,070	$1,041	2.8%	$1,094	$1,032	6.0%
Operating Items as a Percentage of Revenue:
Gross Profit:
New Vehicle	7.8%	8.0%	-20 bps	7.8%	7.7%	+10 bps
Used Vehicle	6.1%	6.6%	-50 bps	6.8%	7.3%	-50 bps
Service and Parts	59.7%	58.8%	+90 bps	59.5%	59.3%	+20 bps
Fleet and Wholesale	0.5%	0.9%	-40 bps	1.2%	1.5%	-30 bps
Total Gross Profit	14.7%	15.0%	-30 bps	14.9%	15.2%	-30 bps

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Dealership Operations
Selected Data
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Automotive Dealership Revenue Mix:
Premium:
BMW	28%	26%	27%	25%
Audi	13%	13%	13%	13%
Mercedes-Benz	11%	11%	11%	11%
Land Rover	5%	5%	5%	5%
Porsche	5%	5%	5%	5%
Lexus	4%	5%	4%	4%
Ferrari / Maserati	2%	2%	2%	2%
Acura	2%	2%	1%	2%
Bentley	1%	1%	2%	1%
Others	2%	2%	2%	2%

Total Premium	73%	72%	72%	70%
Volume Non-U.S.:
Toyota	11%	11%	11%	12%
Honda	7%	8%	8%	9%
Volkswagen	2%	2%	2%	2%
Nissan	1%	1%	1%	1%
Others	2%	2%	2%	2%

Total Volume Non-U.S.	23%	24%	24%	26%
U.S.:
General Motors / Chrysler / Ford	4%	4%	4%	4%

Total Automotive Dealership Revenue	100%	100%	100%	100%

Automotive Dealership Geographic Revenue Mix:
U.S.	64.7%	65.7%	62.0%	64.6%
U.K.	33.4%	32.5%	36.2%	34.3%
Other International	1.9%	1.8%	1.8%	1.1%

Total	100.0%	100.0%	100.0%	100.0%

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Vehicle Dealership Operations
Selected Data
(Unaudited)

Two Months Ended
December 31, 2014*
Total Retail Units:
New Retail	791
Used Retail	188

Total Retail	979

Revenue: (Amounts in Millions)
New Vehicles	$78.7
Used Vehicles	9.5
Finance and Insurance, Net	0.9
Service and Parts	33.9
Wholesale and other	2.6

Total Retail Revenue	$125.6

Gross Profit: (Amounts in Millions)
New Vehicles	$4.6
Used Vehicles	1.3
Finance and Insurance, Net	0.9
Service and Parts	13.9
Wholesale and other	0.4

Total Retail Gross Profit	$21.1

Average Revenue per Vehicle Retailed:
New Vehicles	$99,532
Used Vehicles	$50,710
Gross Profit per Vehicle Retailed:
New Vehicles	$5,838
Used Vehicles	$6,808
Finance and Insurance	$947
Operating Items as a Percentage of Revenue:
Gross Profit:
New Vehicle	5.8%
Used Vehicle	13.7%
Service and Parts	41.0%
Wholesale and other	15.4%

Total Gross Profit	16.8%

* Acquired in November 2014; therefore, results shown are for the two month period ending December 31, 2014.

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)

The following tables reconcile reported income from continuing operations and earnings per share to adjusted income from continuing operations and adjusted earnings per share for the three months and twelve months ended December 31, 2014 and 2013:

Income from Continuing Operations:

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
(Amounts in Millions)	2014	2013	Increase/ (Decrease)	2014	2013	Increase/ (Decrease)
Income from Continuing Operations	$80.7	$62.4	29.3%	$305.4	$248.8	22.7%
Less: Gain on Investment (1)	(9.7)	—	nm	(9.7)	—	nm
Adjusted Income from Continuing Operations	$71.0	$62.4	13.8%	$295.7	$248.8	18.9%

Earnings Per Share:

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2014	2013	Increase/ (Decrease)	2014		2013	Increase/ (Decrease)
Earnings Per Share from Continuing Operations	$0.89	$0.69	29.0%		$3.38	$2.75	22.9%
Less: Gain on Investment (1)	$(0.10)	—	nm		$(0.10)	—	nm

Adjusted Earnings Per Share from				$
Continuing Operations	$0.79	$0.69	14.5%		3.27(2)	$2.75	18.9%

(1)	Represents a non-cash gain of $16.0 million ($9.7 million after-taxes) in the fourth quarter of 2014 relating to the re-measurement at fair value of our previously held non-controlling interest of a commercial vehicle dealership business, of which we acquired a controlling interest (91%) in the fourth quarter 2014.

(2) Earnings per share amounts may not add up to the total due to rounding.

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations
(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) for the three months and twelve months ended December 31, 2014 and 2013:

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
(Amounts in Millions)	2014	2013	Increase/ (Decrease)	2014	2013	Increase/ (Decrease)
Net Income	$73.2	$59.7	22.6%	$290.1	$245.7	18.1%
Depreciation	19.6	16.3	20.2%	70.0	59.6	17.4%
Other Interest Expense	15.5	11.0	40.9%	52.8	45.2	16.8%
Income Taxes	37.6	29.4	27.9%	153.2	123.9	23.6%
Loss from Discontinued Operations, Net of Tax	8.9	3.2	178.1%	18.7	4.6	306.5%

EBITDA	$154.8	$119.6	29.4%	$584.8	$479.0	22.1%
Less: Gain on Investment(1)	(16.0)	—	nm	(16.0)	—	nm

Adjusted EBITDA	$138.8	$119.6	16.1%	$568.8	$479.0	18.7%

(1) Represents a non-cash gain of $16.0 million ($9.7 million after-tax) in the fourth quarter of 2014 relating to the re-measurement at fair value of our previously held non-controlling interest of a commercial vehicle dealership business, of which we acquired a controlling interest (91%) in the fourth quarter 2014.

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